SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2000


                               GENERAL MILLS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 1-1185                 41-0274440
           --------                 ------                 ----------
      (State of Incorporation)    (Commission            (IRS Employer
                                 File Number)          Identification No.)


Number One General Mills Boulevard
    Minneapolis, Minnesota                                    55426
    (Mail: P.O. Box 1113)                                 (Mail: 55440)
    ----------------------                                    -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (763) 764-2311



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ITEM 5.   OTHER EVENTS

      On July 17, 2000, General Mills, Inc. ("General Mills") and Diageo plc, a public limited company incorporated under the laws of England and Wales ("Diageo"), issued a joint press release announcing that they had entered into a definitive agreement under which General Mills will acquire the worldwide operations of The Pillsbury Company, a Delaware corporation and wholly owned subsidiary of Diageo ("Pillsbury"), subject to the terms and conditions contained in the agreement. The text of the joint press release is filed as
Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.  The following exhibits are filed as part of this report:
            --------

               99.1 Joint press release, dated July 17, 2000, issued by General Mills, Inc. and Diageo plc



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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 17, 2000

                                       GENERAL MILLS, INC.


                                       By:   /s/ Siri S. Marshall
                                          ----------------------------------
                                          Name:  Siri S. Marshall
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

  99.1 Joint press release, dated July 17, 2000, issued by General Mills, Inc. and Diageo plc